INCOME TAXES (Details) - USD ($)	12 Months Ended
	Oct. 31, 2025	Oct. 31, 2024
Income Tax Disclosure [Abstract]
Net loss before income taxes per financial statements	$ (6,615,496)	$ (3,338,590)
Income tax rate	21.00%	21.00%
Income tax recovery	$ (1,389,254)	$ (701,104)
Valuation allowance change	1,389,254	701,104
Income tax expense (recovery)	$ 0	$ 0